SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
         Date of Report (DATE OF EARLIEST EVENT REPORTED) July 29, 2005

                         MASS MEGAWATTS WIND POWER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  MASSACHUSETTS
                  --------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               000-32465                                 04-3402789
            ---------------                          --------------------
     (COMMISSION FILE NUMBER NO.)              (IRS EMPLOYER IDENTIFICATION NO.)


                               95 Prescott Street
                               Worcester, MA 01605
                  --------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               Registrant's telephone number, including area code:

                                 (508) 751-5432
                         ------------------------------

                                 11 Maple Avenue
                              Shrewsbury, MA 01545
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Change in Registrant's Certifying Accountant

On July 27, 2005, the Pender Newkirk and Company, CPAs resigned as the auditor for Mass Megawatts Wind Power, Inc.

On August 10, 2005, Mass Megawatts Wind Power, Inc. engaged the accounting firm of Malone and Bailey. Management has not consulted with Malone and Bailey on any accounting, auditing, and reporting matter. Mass Megawatts' new accounting firm specializes in audits of small companies and has 60 SEC Audit clients.

During our past two fiscal years, and the subsequent interim period through July 27, 2005, there were no disagreements between Mass Megawatts Wind Power, Inc. and Pender Newkirk on any matter of financial statement disclosure, accounting practices or principles or auditing scope or procedures which, if not resolved to Pender Newkirk's satisfaction, would have caused Pender Newkirk to make reference to the subject matter of the disagreement in connection with its report. During our past two fiscal years and the interim period through July 27, 2005, Pender Newkirk did not advise us of any of the matters specified in
Item 304(a)(1)(B) of  Regulation S-B.

Pender Newkirk has informed us that information came to their attention as the Company's auditors that led them to no longer be able to rely on management's representations, and made them unwilling to be associated with financial statements prepared by management. The information cited by Pender Newkirk consisted of inconsistent documentation regarding services for stock transactions, payroll tax filing when management represents no employees, and lack of supporting documentation for sampled transactions.

Pender Newkirk's reports on the Company's consolidated financial statements for the years ended April 30, 2004 and 2003 did not contain any adverse or disclaimer of opinion, nor were they qualified or modified as to uncertainty,
audit scope or accounting principles.   Those reports did, however, contain an
emphasis paragraph relating to the substantial doubt about the Company's ability to continue as a going concern.

The Company provided Pender Newkirk with a copy of the disclosure contained in this Form 8-K and requested that Pender Newkirk furnish it with a correspondence addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

16. Letter from Pender Newkirk, addressed to the Securities and Exchange Commission regarding its agreement to the statements made herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MASS MEGAWATTS WIND POWER, INC.
                                                       (Registrant)

        Dated: August 1,2005                     By: /s/ Jonathan  C.  Ricker
                                                  ------------------------------
                                                           Jonathan C. Ricker
                                                         Chief Executive Officer
                                                         Chief Financial Officer